SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

February 7, 2003

THE GAP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7562	94-1697231
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Folsom Street San Francisco, California		94105
(Address of principal executive offices)		(Zip Code)

(650) 952-4400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 5.    Other Events.

On February 7, 2003, the Company entered into a letter agreement with Heidi Kunz. A copy of the letter agreement is attached hereto as Exhibit 10.1.

Item 7.    Exhibits.

10.1	Letter Agreement entered into as of February 7, 2003 by and between Heidi Kunz and The Gap, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GAP, INC. (Registrant)

Date: February 11, 2003	By:	/s/ ANNE GUST
Anne B. Gust Executive Vice President and Chief Administrative Officer

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EXHIBIT INDEX

Exhibit Number	Description

10.1	Letter Agreement entered into as of February 7, 2003 by and between Heidi Kunz and The Gap, Inc.

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